Exhibit 10.3

THIRD AMENDMENT TO LOAN AGREEMENT

(Napa Loan)

THIS THIRD AMENDMENT TO Loan AGREEMENT (“Amendment”) is dated as of the 26th day of May, 2016 (the “Amendment Effective Date”) between WELLTOWER Inc., formerly known as Health Care REIT, Inc., a corporation organized under the laws of the State of Delaware (“Lender”), and each of the BORROWER entities set forth on Schedule I attached hereto and made a part hereof, each a limited liability company organized under the laws of the State of Delaware (individually and collectively, “Borrower”).

R E C I T A L S:

A.Lender, Borrower and certain other entities have previously entered into a Loan Agreement (as amended, the “Loan Agreement”) dated as of February 2, 2015 (the “Effective Date”).

B.Concurrently herewith, Borrower and certain affiliates are making a partial prepayment of the Loan and Lender is releasing certain of its collateral with respect thereto.

C.Lender and Borrower desire to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions.  Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Loan Agreement.

2.Borrowers.  Schedule I of the Loan Agreement is hereby amended and restated to read in its entirety as set forth on Schedule I attached hereto.

3.Release.  The entities identified as “Released Borrowers” or “Released Guarantors” on Schedule II hereof are hereby released from all liability under the Loan Agreement the Loan Documents and the Guaranty Documents.

4.Legal Descriptions.  Exhibit A to the Loan Agreement is hereby amended by the deletion therefrom of the Legal Descriptions of each facility listed on Schedule II hereof.

5.Permitted Exceptions.  Exhibit B of the Loan Agreement is hereby amended by the deletion therefrom of the Permitted Exceptions with respect to any facility listed on Schedule II hereof.

6.Allocated Loan Amount.  Exhibit I of the Loan Agreement is hereby amended and restated to read in its entirety as set forth on the attached Exhibit I.

7.Further Acts.  Borrower shall take such further actions as may be reasonably requested by Lender from time to time hereafter to amend the Mortgages to reflect the Loan allocation as set forth on Exhibit I hereto.  Lender shall take such further actions as may be reasonably requested by Borrower from time to time hereafter to evidence its release any of its collateral relating to the facilities listed or entities listed on Schedule II hereto.

8.Affirmation.  Except as specifically modified by this Amendment, the terms and provisions of the Loan Agreement are hereby affirmed and shall remain in full force and effect.

9.Binding Effect.  This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Lender and Borrower.

10.Further Modification.  The Loan Agreement may be further modified only by writing signed by Lender and Borrower.

11.Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

12.Guarantor.  This Amendment shall have no force or effect unless and until each Guarantor has concurrently executed the attached consent of Guarantor.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment as of the date first set forth above.

WELLTOWER INC.

By:	/s/ Justin Skiver

Name:	Justin Skiver

Its: Authorized Signatory

EACH BORROWER LISTED ON SCHEDULE I HERETO

By:	/s/ Michael S. Sherman
Michael S. Sherman,
Secretary

S-1	Genesis 3st Amendment to Loan Agreement (Napa Loan)

CONSENT OF GUARANTOR

In connection with the Unconditional and Continuing Loan Guaranty and Unconditional and Continuing Non-Recourse Loan Guaranty, each dated as of February 2, 2015 (as amended, individually and collectively, the “Guaranty”) made by the undersigned Guarantor in favor of Lender as security for the Loan Agreement, each of the undersigned hereby [i] consents to the foregoing Third Amendment to Loan Agreement (the “Amendment”), [ii] agrees to be bound by the terms and provisions of the Amendment to the extent applicable to the undersigned pursuant to its guaranty, [iii] affirms the Guaranty which shall remain in full force and effect with respect to the Amendment, and [iv] waives any suretyship defenses arising in connection with the Amendment.  All capitalized terms not defined herein shall have the meaning set forth in the Loan Agreement.

PARENT:	GENESIS HEALTHCARE, INC.

	By:	/s/ Michael S. Sherman

Name:
Title:

Tax I.D. No.: 20-3934755

PARENT:	Each Operator Listed on Schedule III HERETO

	By:	/s/ Michael S. Sherman
Michael S. Sherman, Secretary

S-1	Genesis 3st Amendment to Loan Agreement-Consent (Napa Loan)

SCHEDULE I:  BORROWERS

FACILITY	BORROWER
California
Devonshire Care Center, Hemet, Riverside County, CA	SHG Resources, LLC
Elmcrest Care Center, El Monte, Los Angeles County, CA	SHG Resources, LLC
Eureka Rehabilitation and Wellness Center, Eureka, Humboldt County, CA	SHG Resources, LLC
Fountain Care Center, Orange, Orange County, CA	SHG Resources, LLC
Granada Rehabilitation and Wellness Center, Eureka, Humboldt County, CA	SHG Resources, LLC
Pacific Rehabilitation and Wellness Center, Eureka, Humboldt, County, CA	SHG Resources, LLC
Seaview Rehabilitation and Wellness Center, Eureka, Humboldt County, CA	SHG Resources, LLC
St. Elizabeth Healthcare and Rehabilitation Center, Fullerton, Orange County, CA	SHG Resources, LLC
Fortuna (St. Luke) Rehabilitation and Wellness Center, Fortuna, Humboldt County, CA	SHG Resources, LLC
The Earlwood, Torrance, Los Angeles County, CA	SHG Resources, LLC
Willow Creek Healthcare Center, Clovis, Fresno County, CA	SHG Resources, LLC
Woodland Care Center, Reseda, Los Angeles County, CA	SHG Resources, LLC
Spring Senior Assisted Living, Torrance, Los Angeles County, CA	SHG Resources, LLC
Fountain Senior Assisted Living, Orange, Orange County, CA	SHG Resources, LLC
Kansas
Highland Healthcare and Rehabilitation Center, Highland, Doniphan County, KS	SHG Resources, LLC
Louisburg Healthcare and Rehabilitation Center, Louisburg, Miami County, KS	SHG Resources, LLC
Shawnee Gardens Healthcare and Rehabilitation Center, Shawnee, Johnson County, KS	SHG Resources, LLC
Missouri
Blue River Rehabilitation Center, Kansas City, Clay County, MO	Blue River Kansas City Property, LLC
Carmel Hills Healthcare and Rehabilitation Center, Independence, Jackson County, MO	Carmel Hills Independence Property, LLC
Holmesdale Healthcare and Rehabilitation Center, Kansas City, Clay County, MO	Holmesdale Property, LLC
Liberty Terrace Healthcare and Rehabilitation Center, Liberty, Clay County, MO	Liberty Terrace Missouri Property, LLC
Nevada
Vintage Park at San Martin, Las Vegas, Clark County, NV	SHG Resources, LLC
Texas
Clairmont Longview, Longview, Gregg County, TX	SHG Resources, LLC
Colonial Tyler Care Center, Tyler, Smith County, TX	SHG Resources, LLC
Fort Worth Center of Rehabilitation, Fort Worth, Tarrant County, TX	SHG Resources, LLC
Guadalupe Valley Nursing Center, Seguin, Guadalupe County, TX	SHG Resources, LLC
Hallettsville Rehabilitation and Nursing Center. Hallettsville, Lavaca County, TX	SHG Resources, LLC

FACILITY	BORROWER
Live Oak Nursing Center, George West, Live Oak County, TX	SHG Resources, LLC
Lubbock Hospitality House Nursing and Rehabilitation Center, Lubbock, Tarrant County, TX	Hospitality Lubbock Property, LLC
Monument Hill Rehabilitation and Nursing Center, La Grange, Fayette County, TX	Monument La Grange Property, LLC
Oak Manor Nursing Center, Flatonia, Fayette County, TX	SHG Resources, LLC
Oakland Manor Nursing Center, Giddings, Lee County, TX	SHG Resources, LLC
Southwood Care Center, Austin, Travis County, TX	SHG Resources, LLC
The Clairmont Tyler, Tyler, Smith County, TX	SHG Resources, LLC
Town & Country Manor, Boerne, Kendall County, TX	Town and Country Boerne Property, LLC

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